CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                        s/Marcus C. Bennett
                                        -----------------------------
                                          Marcus C. Bennett
                                          Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/William J. Hudson, Jr.
                                       ------------------------------
                                         William J. Hudson, Jr.
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/William S. Dietrich, II
                                       ------------------------------
                                         William S. Dietrich, II
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Dr. C. McCollister Evarts
                                       ------------------------------
                                         Dr. C. McCollister Evarts
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Carl R. Garr
                                       ------------------------------
                                         Carl R. Garr
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Arthur E. Humphrey
                                       ------------------------------
                                         Arthur E. Humphrey
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Edward W. Kay
                                       ------------------------------
                                         Edward W. Kay
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Frederick C. Langenberg
                                       ------------------------------
                                         Frederick C. Langenberg
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Marlin Miller, Jr.
                                       ------------------------------
                                         Marlin Miller, Jr.
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Paul R. Roedel
                                       ------------------------------
                                         Paul R. Roedel
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Kathryn C. Turner
                                       ------------------------------
                                         Kathryn C. Turner
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Kenneth L. Wolfe
                                       ------------------------------
                                         Kenneth L. Wolfe
                                         Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as the Controller of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as the Controller of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/Edward B. Bruno
                                       ------------------------------
                                         Edward B. Bruno
                                         Controller

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as the Treasurer of Carpenter Technology Corporation does hereby appoint
G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as the Treasurer of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended
June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/John A. Schuler
                                       ------------------------------
                                         John A. Schuler
                                         Treasurer

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as the Chief Financial Officer of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as the Chief Financial Officer of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1996, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, 1996.

                                       s/G. Walton Cottrell
                                       ______________________________
                                         G. Walton Cottrell
                                         Chief Financial Officer